Exhibit 99.1

Alliance Entertainment to Become an NYSE American Publicly Traded Company Via Business Combination with Adara Acquisition Corp. in $480 Million Transaction

•	Alliance Entertainment is a leading Direct-to-Consumer and eCommerce provider to the Entertainment Industry. Alliance Entertainment is the gateway between leading entertainment brands and retailers offering over 485,000 unique in stock SKUs.

•	Generated annualized revenue of $1.4 billion and Adjusted EBITDA of $76 million as of March 31, 2022.

•	Transaction is expected to enable further investment in growth including automating facilities, upgrading proprietary software and positions Alliance Entertainment to increase market share.

•	Transaction also positions Alliance Entertainment to drive inorganic growth through a roll-up strategy of acquiring and integrating competitors and complementary businesses.

•	Transaction represents attractive entry valuation based on 6.2x TTM EBITDA for Alliance compared to similar businesses and transactions.

•	Combined company to have a proforma equity value of approximately $480 million and expected to have an estimated $109 million in gross cash proceeds after closing.

•	Chairman Bruce Ogilvie and CEO Jeff Walker will continue to lead the combined company, with its current proven management team.

•	Transaction is expected to close in the fourth quarter, with the combined company anticipated to be listed on the NYSE American under the symbol “AENT”.

•	A joint investor conference call to discuss the proposed transaction will be conducted today, June 23, 2022, at 12:30 PM Eastern time.

Charlotte, North Carolina & Sunrise, FL - June 23, 2022 – Adara Acquisition Corp. (“Adara”) (NYSE American: ADRA, ADRA.U, ADRA.WS), a special purpose acquisition corporation, today announced the signing of a definitive business combination agreement with Alliance Entertainment Holding Corporation (“Alliance Entertainment”), a distributor and wholesaler of the world’s largest in stock selection of music, movies, video games, electronics, arcades, and collectibles.

Upon closing the combined entity is expected to be listed on the New York Stock Exchange American under the ticker symbols “AENT” and “AENT.WS”. Bruce Ogilvie and Jeff Walker will continue to lead the Company as Chairman and CEO, respectively.

Alliance Entertainment Highlights

With more than thirty-five years of distribution experience, Alliance Entertainment serves customers of every size, providing a robust suite of services to resellers and leading retailers worldwide. The Company’s efficient processing and essential seller tools noticeably reduce the costs associated with administrating multiple vendor relationships, while helping omni-channel retailers expand their product selection and fulfillment goals.

Alliance stocks over 485,000 unique entertainment products from Microsoft, Nintendo, Activision, Electronic Arts, Sega, Funko, Disney, Warner Home Video, Universal Video, Sony Pictures, Fox, Lionsgate, Paramount, Warner Music, Sony Music, Universal Music, Mattel, Lego, Hasbro, Arcade1Up, and over 500 additional Entertainment product manufacturers.

Through the exclusive distribution divisions of AMPED, Distribution Solutions, and Cokem, Alliance is the exclusive distributor of over 57,300 unique Vinyl, CD, DVD, and Video Game products to retailers worldwide.

eCommerce fulfillment is a cornerstone of Alliance’s success and a significant growing division with over 38% of the companies $1.4 billion in sales being delivered directly to consumers homes. In 2021 over 13,845,000 products were delivered as a drop shipper for Amazon, Walmart, Best Buy, Wayfair, GameStop, Kohls, Target, and hundreds of additional eCommerce customers. The DTU division of Alliance also has its own websites and retail brands such as Deepdiscount.com, Popmarket.com, Importcds.com, Critic’s Choice Video, Collectors Choice Music, and Movies Unlimited. In addition, the Company has worldwide accounts on eBay, Amazon Marketplace, Discogs, and many more.

Through strategic acquisitions led by Bruce and Jeff, Alliance Entertainment has expanded its relationships with leading media brands and global retailers, as well as diversified its product offerings. As a public company, Alliance Entertainment will enhance its ability to pursue future acquisitions, while also investing in further automation of its distribution facilities and upgrading its proprietary suite of software.

“Alliance Entertainment, with limited capital, has grown into a leading distributor and wholesaler of entertainment products,” said Bruce Ogilvie, Chairman of Alliance Entertainment. "We are an essential partner to the best-known entertainment brands and largest retailers. As a public company, we will be well positioned to pursue future strategic combinations that further diversify our products offerings, and to invest further in our operations and proprietary technology.”

Jeff Walker, CEO of Alliance Entertainment, added, “Our Company started as a business plan project at UC Irvine which led to the opening of the CD Listening Bar in 1990. Just as Amazon started in books in the 1990’s, we saw the opportunity to evolve our music distribution business into a leading eCommerce company serving the biggest brands in the entertainment industry and beyond. Today, with a talented team of over 1,200 employees, and a disciplined focus on service, selection, and technology, we are well positioned to conquer new possibilities as a public company with access to additional growth capital.”

Tom Finke, CEO & Chairman of Adara Acquisition Corp., commented, “Alliance Entertainment has built a strong foundation as one of the largest physical media and entertainment product distributors in the world and is a leader in fulfillment and eCommerce distribution. The Company has also expanded the efficiency and environmental efficacy of its operations through a number of ESG efforts. Our business combination will fuel this expansion, with a significant focus on increasing market share, technological advancements, enhanced Direct-to-Consumer relationships and capabilities, and expanding into new consumer products. With a proven track record of accretive acquisitions, the additional capital will enable Alliance Entertainment to effectively execute on its roll-up strategy and accelerate future growth.”

Key Transaction Terms

The business combination implies a proforma equity value of the combined company of approximately $480 million. Upon completion of the transaction, and assuming no redemptions by public shareholders of Adara, the current owners of Alliance Entertainment will hold approximately 78% of the combined company and current Adara shareholders will hold approximately 22% of the combined company.

Alliance Entertainment will receive proceeds of $115 million of cash held in trust, less any deferred underwriting commissions, transaction expenses and redemptions by public shareholders of Adara exercising such rights.

The transaction, which has been unanimously approved by Alliance Entertainment’s and Adara's boards of directors, is expected to close in the fourth quarter of 2022 and is subject to approval by Adara’s stockholders and other customary closing conditions, including any applicable regulatory approvals.

Additional information about the transaction will be provided in a Current Report on Form 8-K that will contain an investor presentation to be filed by Adara with the Securities and Exchange Commission (“SEC”) and will be available at www.sec.gov. In addition, Adara intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus, and will file other documents regarding the proposed transaction with the SEC.

Advisors

ThinkEquity LLC is serving as financial advisor to Adara in connection with the business combination. Loeb & Loeb LLP is serving as legal advisor to Alliance Entertainment and Blank Rome LLP is serving as legal advisor to Adara.

Investor Conference Call Information

Mr. Finke, Mr. Ogilvie and Mr. Walker will host the webcast. The webcast will be accompanied by a presentation, which can be viewed during the webcast or accessed via the investor relations section of Adara Acquisition Corp.’s website here.

Alliance Entertainment and Adara will host a joint investor conference call to discuss the proposed transaction on Thursday, June 23, 2022, starting at 12:30 p.m. ET. Interested parties may listen to the prepared remarks call via telephone by dialing 1-877-704-4453, or 1-201-389-0920 for international callers, and providing the conference ID: 13730913. To view the webcast, please click https://viavid.webcasts.com/starthere.jsp?ei=1556853&tp_key=09d46197cb.

A telephone replay will be available for approximately 30 days. The replay can be accessed by dialing 1-844-512-2921 (domestic toll-free number) or 1-412-317-6671 (international) and providing the pin number: 13730913.

About Alliance Entertainment

Alliance Entertainment is a premier distributor of music, movies, and consumer electronics. We offer 485,000 unique in stock SKU’s, including over 57,300 unique compact discs, vinyl LP records, DVDs, Blu-rays, and video games. Complementing our vast media catalog, we also stock a full array of related accessories, toys and collectibles. With more than thirty-five years of distribution experience, Alliance Entertainment serves customers of every size, providing a robust suite of services to resellers and retailers worldwide. Our efficient processing and essential seller tools noticeably reduce the costs associated with administrating multiple vendor relationships, while helping omni-channel retailers expand their product selection and fulfillment goals. For more information visit www.aent.com.

About Adara Acquisition Corp.

Adara raised $115 million in February 2021 and its securities are listed on the NYSE American under the ticker symbols “NYSE: ADRA, ADRA.U, ADRA.WS”. Adara is a blank check company organized for the purpose of effecting a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization, or other similar business combination with one or more businesses or entities. Adara is led by its CEO, Thomas Finke (former Chairman and CEO of Barings LLC) and its director, W. Tom Donaldson (founder of Blystone & Donaldson). In addition to Messrs. Finke and Donaldson, Adara’s Board of Directors also include Frank Quintero, Dylan Glenn and Beatriz Acevedo-Greiff.

To learn more, please visit: https://www.adaraspac.com

Forward Looking Statements

Certain statements included in this press release that are not historical facts are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of financial and performance metrics, projections of market opportunity, expectations and timing related to Alliance Entertainment’s business, customer growth and other business milestones, potential benefits of the proposed business combination (the “Proposed Transactions”), and expectations related to the timing of the Proposed Transactions.

These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of Adara’s and Alliance Entertainment’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by an investor as, a guarantee, an assurance, a prediction, or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Alliance Entertainment and Adara.

These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political, and legal conditions; the inability of the parties to successfully or timely consummate the Proposed Transactions, including the risk that any regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Transactions or that the approval of the stockholders of Adara or Alliance Entertainment is not obtained; failure to realize the anticipated benefits of the Proposed Transactions; risks relating to the uncertainty of the projected financial information with respect to Alliance Entertainment; risks related to the music, video, gaming, and entertainment industry, including changes in entertainment delivery formats; global economic conditions; the effects of competition on Alliance Entertainment’s future business; risks related to fulfilment network; risks related to expansion and the strain on Alliance Entertainment’s management, operational, financial, and other resources; risks related to operating results and growth rate; the business could be harmed the amount of redemption requests made by Adara’s public stockholders; and those factors discussed in Adara’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 under the heading “Risk Factors,” and the Current Report on Form 8-K filed on June 23, 2022 and other documents of Adara filed, or to be filed, with the SEC.

Important Information and Where to Find It

This communication is being made in respect of the proposed merger transaction involving Adara and Alliance Entertainment. Adara intends to file a registration statement on Form S-4 with the SEC, which will include a proxy statement/prospectus of Adara, and certain related documents, to be used at the meeting of stockholders to approve the proposed business combination and related matters. Investors and security holders of Adara are urged to read the proxy statement/prospectus, and any amendments thereto and other relevant documents that will be filed with the SEC, carefully and in their entirety when they become available because they will contain important information about Alliance Entertainment, Adara and the business combination. The definitive proxy statement will be mailed to stockholders of Adara as of a record date to be established for voting on the proposed business combination. Investors and security holders will also be able to obtain copies of the registration statement and other documents containing important information about each of the companies once such documents are filed with the SEC, without charge, at the SEC’s web site at www.sec.gov. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Participants in the Solicitation

Adara and its directors and executive officers may be deemed participants in the solicitation of proxies of Adara’s stockholders in connection with the proposed business combination. Adara and its executive officers and directors may also be deemed participants in such solicitation. Security holders may obtain more detailed information regarding the names, affiliations and interests of certain of Adara’s executive officers and directors in the solicitation by reading Adara’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the proxy statement/prospectus and other relevant materials filed with the SEC in connection with the business combination when they become available. Information concerning the interests of Adara’s participants in the solicitation, which may, in some cases, be different than those of their stockholders generally, will be set forth in the proxy statement/prospectus relating to the business combination when it becomes available.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such other jurisdiction.

For investor inquiries, please contact:

MZ Group

Chris Tyson/Larry Holub

(949) 491-8235

AENT@mzgroup.us